UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21432

REAVES UTILITY INCOME FUND
(Exact name of Registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

Karen S. Gilomen, Esq.
Reaves Utility Income Fund
1290 Broadway, Suite 1100
Denver, Colorado 80203
 (Name and address of agent for service)

Registrant's telephone number, including area code: (303) 623-2577

Date of fiscal year end: October 31

Date of reporting period: November 1, 2016 – January 31, 2017

Item 1. Schedule of Investments.

REAVES UTILITY INCOME FUND
STATEMENT OF INVESTMENTS
January 31, 2017 (Unaudited)

	SHARES	VALUE
COMMON STOCKS 123.22%
Diversified Telecommunication Services 14.36%
AT&T, Inc.	1,040,000	$43,846,400
BCE, Inc.(1)	1,105,000	49,857,600
CenturyLink, Inc.	270,000	6,982,200
Verizon Communications, Inc.(1)	1,140,000	55,871,400
Zayo Group Holdings, Inc.*	165,000	5,273,400
		161,831,000

Electric Utilities 27.97%
Avangrid, Inc.	197,500	7,663,000
Edison International(1)	446,000	32,504,480
Eversource Energy(1)	585,000	32,362,200
Fortis, Inc.	1,210,000	38,889,400
Hawaiian Electric Industries, Inc.	100,000	3,348,000
NextEra Energy Partners LP	344,700	10,868,391
NextEra Energy, Inc.(1)	685,000	84,748,200
Pinnacle West Capital Corp.(1)	483,000	37,495,290
Portland General Electric Co.	75,000	3,270,750
PPL Corp.	830,000	28,917,200
Red Electrica Corp. S.A.	100,000	1,784,415
The Southern Co.(1)	675,000	33,365,250
		315,216,576

Energy Equipment & Services 1.71%
Baker Hughes, Inc.(1)	305,000	19,239,400

Food Products 2.93%
The Kraft Heinz Co.(1)	370,000	33,037,300

Gas Utilities 1.42%
Atmos Energy Corp.(1)	155,000	11,807,900
New Jersey Resources Corp.	20,000	754,000
South Jersey Industries, Inc.	105,000	3,465,000
		16,026,900

Media 14.67%
Charter Communications, Inc., Class A*(1)(2)	301,000	97,508,950
Comcast Corp., Class A(1)	860,000	64,861,200
Time Warner, Inc.	30,000	2,905,500
		165,275,650

	SHARES	VALUE
Multi-Utilities 33.11%
CMS Energy Corp.(1)	390,000	$16,614,000
Dominion Resources, Inc.	495,000	37,758,600
DTE Energy Co.(1)	880,000	86,803,200
Infraestructura Energetica Nova SAB de CV	700,000	3,088,211
National Grid PLC - Sponsored ADR	131,000	7,659,570
NiSource, Inc.(1)	1,000,000	22,370,000
PG&E Corp.(1)	570,000	35,277,300
SCANA Corp.(1)	910,000	62,517,000
Sempra Energy(1)	496,000	50,785,440
WEC Energy Group, Inc.(1)	850,000	50,192,500
		373,065,821

Oil, Gas & Consumable Fuels 9.22%
BP PLC - Sponsored ADR	70,000	2,518,600
Chevron Corp.(1)	137,500	15,310,625
ONEOK, Inc.	120,000	6,613,200
Royal Dutch Shell PLC, Class A	350,000	9,455,449
Royal Dutch Shell PLC, Class A - Sponsored ADR(1)	930,000	50,582,700
The Williams Cos., Inc.	600,000	17,304,000
TransCanada Corp.	45,000	2,124,900
		103,909,474

Real Estate Investment Trusts (REITS) 4.80%
American Tower Corp.(1)	228,000	23,598,000
Annaly Capital Management, Inc.(1)	1,300,000	13,286,000
Communications Sales & Leasing, Inc.	120,000	3,153,600
Crown Castle International Corp.(1)	160,000	14,052,800
		54,090,400

Road & Rail 4.63%
Union Pacific Corp.	490,000	52,224,200

Water Utilities 5.21%
American Water Works Co., Inc.	770,200	56,563,488
Aqua America, Inc.	70,000	2,128,700
		58,692,188

Wireless Telecommunication Services 3.19%
T-Mobile US, Inc.*(1)	577,201	35,942,306

TOTAL COMMON STOCKS
(Cost $1,012,130,254)		1,388,551,215

	SHARES	VALUE
LIMITED PARTNERSHIPS 3.61%
Oil, Gas & Consumable Fuels 3.61%
Bastion Energy LLC (Anglo Dutch)(3)(4)		$5,184,779
Enbridge Energy Partners LP	110,000	2,130,700
Enterprise Products Partners LP(1)	1,100,000	31,163,000
Talara Opportunities II, LP(3)(4)(5)		2,167,786

TOTAL LIMITED PARTNERSHIPS
(Cost $32,632,422)		40,646,265

	BOND RATING	PRINCIPAL
	MOODY/S&P	AMOUNT	VALUE
CORPORATE BONDS 0.16%
Diversified Telecommunication Services 0.16%
Frontier Communications Corp., 7.125%, 01/15/2023	Ba3/BB-	$2,000,000	1,800,000

TOTAL CORPORATE BONDS
(Cost $1,909,419)			1,800,000

	SHARES	VALUE
MONEY MARKET FUNDS 0.97%
Federated Treasury Obligations Money Market Fund, 0.389% (7-Day Yield)	10,972,806	10,972,806

TOTAL MONEY MARKET FUNDS
(Cost $10,972,806)		10,972,806

TOTAL INVESTMENTS - 127.96%
(Cost $1,057,644,901)		$1,441,970,286

LEVERAGE FACILITY - (28.40%)		(320,000,000)

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.44%		4,933,566

NET ASSETS - 100.00%		$1,126,903,852

*	Non Income Producing Security.
(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of January 31, 2017. (See Note 3)
(2)	This security is marked to cover the unfunded commitment. (See Note 1)
(3)	Restricted security. Investment represents a non-public partnership interest and is not unitized. (See Note 4)

(4)	Security fair valued by management, pursuant to procedures approved by the Board of Trustees. (See Note 1)
(5)	Represents funded portion of total outstanding commitments. See Note 1 for information on any unfunded commitments.

Common Abbreviations:
ADR - American Depositary Receipt
Co. - Company
Corp. - Corporation
Cos. - Companies
Inc. - Incorporated
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company
SAB de CV - A variable rate company

See Notes to Quarterly Statement of Investments

Notes to Quarterly Statement of Investments
JANUARY 31, 2017 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund's investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund is a diversified investment company for purpose of the 1940 Act. The Agreement and Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund's common shares are listed on the NYSE MKT (the "Exchange") and trade under the ticker symbol "UTG."

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The Fund invests a significant portion of its total assets in securities of utility companies, which may include companies in the electric, gas, water, and telecommunications sectors, as well as other companies engaged in other infrastructure operations. This may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences affecting those sectors. As concentration of the Fund's investments in a sector increases, so does the potential for fluctuation in the net asset value of common shares.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its Statement of Investments. The preparation of the Statement of Investments is in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation: The net asset value per common share ("NAV") of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally, 4:00 p.m. New York time). The NAV is determined by dividing the value of the Fund's total assets less its liabilities by the number of shares outstanding.

The Board of Trustees (the "Board") has established the following procedures for valuation of the Fund's asset values under normal market conditions. For domestic equity securities, foreign equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of a domestic and foreign equity security not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and ask price will be used. The fair value for debt obligations is generally the evaluated mean price supplied by the Fund's primary and/or secondary independent third‐party pricing service, approved by the Board. An evaluated mean is considered to be a daily fair valuation price which may use a matrix, formula or other objective method that takes into consideration various factors, including, but not limited to: structured product markets, fixed income markets, interest rate movements, new issue information, trading, cash flows, yields, spreads, credit quality and other pertinent information as determined by the pricing services evaluators and methodologists. If the Fund's primary and/or secondary independent third-party pricing services are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker‐dealers that make a market in the security. Investments in non‐exchange traded funds are fair valued at their respective net asset values.

Securities, for which market quotations or valuations are not available, are valued at fair value in good faith by or at the direction of the Board. When applicable, fair value of an investment is determined by the Fund's Fair Valuation Committee as a designee of the Board. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's, borrower's, or counterparty's management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more non-affiliated independent broker quotes for the sale price of the portfolio security; and other relevant factors.

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund's investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund's own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the Fund's investments in the fair value hierarchy as of January 31, 2017:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,388,551,215	$–	$–	$1,388,551,215
Limited Partnerships	33,293,700	–	7,352,565	40,646,265
Corporate Bonds	–	1,800,000	–	1,800,000
Money Market Funds	10,972,806	–	–	10,972,806
Total	$1,432,817,721	$1,800,000	$7,352,565	$1,441,970,286

*	See Statement of Investments for industry classifications.

During the three months ended January 31, 2017, there were no transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of Level 1, Level 2 and 3 as of the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value	Balance as of 10/31/2016	Return of capital	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Transfer in and/or (out) of Level 3	Balance as of 1/31/2017	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at 1/31/2017
Limited Partnerships	$7,679,065	$(326,500)	$-	$-	$-	$-	$7,352,565	$-
Total	$7,679,065	$(326,500)	$-	$-	$-	$-	$7,352,565	$-

The table below provides additional information about the Level 3 fair value measurements as of January 31, 2017:

Investment Type	Fair Value as of 1/31/2017	Valuation Technique*	Unobservable Input**	Amount
Limited Partnership	$5,184,779	Purchase Cost	Purchase Cost	$5,184,779
Limited Partnership	2,167,786	Market Multiple Approach	Commodity Price Multiple	0.535	x
Total	$7,352,565

*	The fair valuation procedures used to value the Level 3 investments are in accordance with the Fund's Board-approved fair valuation policies.
**	A change in the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Purchase Cost	Increase	Decrease
Commodity Price Multiple	Increase	Decrease

Commitments for Contingencies: As of January 31, 2017, the Fund has an unfunded capital commitment of $948,064 representing an agreement which obligates the Fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined. The unfunded commitment is fair valued by management.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day the Exchange is open into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the New York Stock Exchange (normally, 4:00 p.m. New York time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Investment Transactions: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of securities are determined using the first-in first-out basis for both financial reporting and income tax purposes.

2. UNREALIZED APPRECIATION / (DEPRECIATION)

As of January 31, 2017, net unrealized appreciation/(depreciation) of investments based on federal tax cost were as follows:

Gross appreciation (excess of value over tax cost)	$413,541,268
Gross depreciation (excess of tax cost over value)	(7,684,256)
Net unrealized appreciation	405,857,012
Cost of investments for income tax purposes	$1,036,113,274

3. BORROWINGS

Effective December 8, 2016, the Fund entered into a Credit Agreement with Pershing LLC. Under the terms of the Credit Agreement, the Fund is allowed to borrow up to $330,000,000. Interest is charged at a rate of the one month LIBOR (London Inter‐bank Offered Rate) plus 1.10%. Borrowings under the Credit Agreement are secured by assets of the Fund that are held by the Fund's custodian in a separate account (the "pledged collateral"). Borrowing commenced under the terms of the Credit Agreement on December 13, 2016.

Prior to December 8, 2016, the Fund was entered into a Committed Facility Agreement (the "Agreement") with BNP Paribas Prime Brokerage, Inc. ("BNP") that allowed the Fund to borrow up to $320,000,000 ("Maximum Commitment") and a Lending Agreement. The Agreement allowed for fixed rate borrowing (the "Fixed Commitment") in the amount of $72,500,000 and variable rate borrowing (the "Variable Commitment") in the amount of $247,500,000. Interest on the Fixed Commitment was charged at a rate of 1.7512%, interest on the Variable Commitment was charged at the one month LIBOR plus 0.80%. Borrowings under the Agreement were secured by pledged collateral. The Lending Agreement allowed BNP to borrow a portion of the pledged collateral (the "Lent Securities"), the Fund received income from BNP based on the value of the Lent Securities. On October 25, 2016, the Fixed Commitment terms of the Agreement expired. The principal amount borrowed under the Fixed Commitment converted to the Variable Commitment terms of the Agreement.

As of January 31, 2017, the amount of outstanding borrowings was $320,000,000, the interest rate was 1.88% and the amount of pledged collateral was $517,831,370.

4. RESTRICTED SECURITIES

As of January 31, 2017, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value.

Restricted securities as of January 31, 2017 were as follows:

				Market Value
			Market	as Percentage
Description	Acquisition Date	Cost	Value	of Net Assets
Bastion Energy LLC (Anglo Dutch)	7/30/2015	$5,184,779	$5,184,779	0.46%
Talara Opportunities II, LP	8/30/2013 – 7/24/2015	4,051,936	2,167,786	0.19%
TOTAL		$9,236,715	$7,352,565	0.65%

Item 2. Controls and Procedures.

(a)
The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c)) within 90 days of the filing date of this report and have concluded that the Registrant's disclosure controls and procedures were effective as of that date.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the 1940 Act, are attached as Exhibit 99.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Jeremy O. May
Jeremy O. May
President (principal executive officer)

Date:	March 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (principal executive officer)

Date:	March 24, 2017

By:	/s/ Jill A. Kerschen
Jill A. Kerschen
Treasurer (principal financial officer)

Date:	March 24, 2017